Short-Term Borrowings	12 Months Ended
Nov. 30, 2019
Debt Disclosure [Abstract]
Short-Term Borrowings	Short-Term Borrowings
Our short-term borrowings, which mature in one year or less, are as follows (in thousands):

	November 30, 2019	November 30, 2018

Bank loans (1)	$527,509	$330,942
Floating rate puttable notes (1)	—	56,550
Equity-linked notes	20,981	—
Total short-term borrowings	$548,490	$387,492

(1) These short-term borrowings are recorded at cost in the Consolidated Statements of Financial Condition, which is a reasonable approximation of their fair values due to their liquid and short-term nature.

At November 30, 2019 and 2018, the weighted average interest rate on short-term borrowings outstanding was 3.24% and 3.08% per annum, respectively.

During 2019, Jefferies Group issued equity-linked notes with principal amounts of $5.2 million and $15.1 million, which will mature on March 13, 2020 and October 7, 2020, respectively. See Note 5, for further information on these notes. On July 29, 2019,
Jefferies Group's floating rate puttable notes with principal amounts of €50.0 million matured.

On March 28, 2019, Jefferies Group entered into a promissory note with Jefferies Finance, which was repaid on May 15, 2019. See Note 11 for further information.

On December 27, 2018, one of Jefferies Group's subsidiaries entered into a credit facility agreement ("Jefferies Group Credit Facility") with JPMorgan Chase Bank, N.A. for a committed amount of $135.0 million, which is included in bank loans. Interest is based on an annual alternative base rate or an adjusted London Interbank Offered Rate ("LIBOR"), as defined in the Jefferies Group Credit Facility. The Jefferies Group Credit Facility contains certain covenants that, among other things, require Jefferies Group LLC to maintain a specified level of tangible net worth. The covenants also require the borrower to maintain specified leverage amounts and impose certain restrictions on the borrower’s future indebtedness. At November 30, 2019, Jefferies Group was in compliance with all debt covenants under the Jefferies Group Credit Facility.

The Bank of New York Mellon has agreed to make revolving intraday credit advances ("Intraday Credit Facility") to Jefferies Group for an aggregate committed amount of $150.0 million. The Intraday Credit facility is structured so that advances are generally repaid before the end of each business day. However, if an advance is not repaid by the end of any business day, the advance is converted to an overnight loan. Intraday loans accrue interest at a rate of 0.12%. Interest is charged based on the number of minutes in a day the advance is outstanding. Overnight loans are charged interest at the base rate plus 3% on a daily basis. The base rate is the higher of the federal funds rate plus 0.50% or the prime rate in effect at that time. The Intraday Credit Facility contains financial covenants, which include a minimum regulatory net capital requirement for Jefferies Group. At November 30, 2019, Jefferies Group was in compliance with debt covenants under the Intraday Credit Facility.